PHOENIX SERIES FUND
                       Supplement dated March 10, 1997 to
                       Prospectus dated February 28, 1997

INVESTMENT OBJECTIVES AND POLICIES

The following should be inserted after the first sentence in the first paragraph under the heading "Phoenix High Yield Fund Series" located on page 18 of the Prospectus.

     This Series intends to invest at least 65% of the value of its total assets in a diversified portfolio of high yield, high risk fixed income securities (commonly referred to as "junk" bonds).

The following replaces the second sentence in the first paragraph under the heading "Phoenix U.S. Government Securities Fund Series" located on page 19 of the Prospectus.

     This Series intends to invest at least 80% of the value of its total assets in securities which are issued or guaranteed by the U.S. Government or its agencies and instrumentalities and backed by the full faith and credit of the United States ("U.S. Government Securities"), those which are supported by the ability to borrow from the U.S. Treasury or by the credit of an agency or instrumentality and those otherwise supported by the U.S. Government.


INVESTMENT RESTRICTIONS

The following replaces the first sentence in the first paragraph under "Investment Restrictions" on page 23 of the Prospectus.

     The Trust may not invest more than 25% of the assets of any one Series in any one industry, except the Money Market Series may invest more than 25% of its assets in the domestic banking industry.


INVESTMENT POLICIES

The following replaces the paragraph under the heading "Nonpublicly Offered Debt Securities" found on page 6 of the Statement of Additional Information.

     The High Yield Series may purchase securities which cannot be sold in the public market without first being registered with the Securities and Exchange Commission ("SEC") provided that the Adviser has determined that such securities meet prescribed standards for being considered as "liquid" securities. See "Investment Restrictions". Liquid restricted securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Trust in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under governing law. Private sales of such securities may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales of previously restricted securities generally involve the time and expense of the preparation and processing of a registration statement (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Trust may have to bear certain costs of registration in order to sell such shares publicly.